UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report – April 28, 2016
(Date of earliest event reported)
QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45433, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant's telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

2016 1st Quarter Earnings Teleconference

On April 28, 2016, Questar Corporation held a teleconference reporting financial results for 1st quarter 2016. The script of that teleconference and the referenced presentation slides are incorporated herein by reference as Exhibit 99.1 as Exhibit 99.2 respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Questar Corporation's 1st Quarter 2016 Earnings Teleconference
99.2	Questar Corporation 1st Quarter 2016 Earnings Presentation

Additional Information and Where to Find It
This communication does not constitute a solicitation of any vote or approval. In connection with the proposed merger of Questar Corporation and a subsidiary of Dominion Resources, Inc., Questar filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on April 5, 2016 and intends to file other relevant materials with the SEC. QUESTAR CORPORATION. (QUESTAR) URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Dominion Resources, Inc. (Dominion), Questar and the proposed merger. Investors and security holders may obtain a free copy of these materials and other documents filed by Questar with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of Questar’s proxy statement may be obtained free of charge from Questar Corporation, Corporate Secretary, 333 South State Street, P.O. Box 45433 Salt Lake City, Utah 84145. Investors and security holders may also read and copy any reports, statements and other information filed by Questar with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation
Questar, Dominion, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Questar’s directors and executive officers is available in its proxy statement filed with the SEC on April 17, 2015, in connection with its 2015 annual meeting of stockholders, and information regarding Dominion’s directors and executive officers is available in its proxy statement filed with the SEC on March 23, 2015, in connection with its 2015 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)

April 28, 2016	/s/ Kevin W. Hadlock
Kevin W. Hadlock Executive Vice President and Chief Financial Officer

List of Exhibits:

Exhibit No.	Exhibit
99.1	Questar Corporation's 1st Quarter 2016 Earnings Teleconference
99.2	Questar Corporation 1st Quarter 2016 Earnings Presentation

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